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                                                           Exhibit 10.4


                                                           STRICTLY CONFIDENTIAL

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                             DOANE PET CARE COMPANY
                                       AND
                               PHILIP K. WOODLIEF


      THIS EMPLOYMENT AGREEMENT (this "Amendment") dated as of January 1, 2001 is made between Doane Pet Care Company (the "Company"), a Delaware corporation, and Philip K. Woodlief (the "Executive"). This Agreement is made with reference to the following facts and objectives:

                                    RECITALS

      A. The Company and Executive are parties to that certain Employment Agreement dated February 15, 1999 (the "Original Agreement").

      B. The Company and Executive desire to amend the Original Agreement to extend the non-compete period and the severance period for termination without cause from one year to two years, in accordance with the provisions set forth below.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

      1. Section 6 of the Original Agreement is hereby amended by deleting the words "first anniversary" in the fourth line of Section 6 and replacing them with the words "second anniversary".

      2. Section 9(c)(2) of the Original Agreement is hereby amended by deleting the words "first anniversary" in the eighth line of subsection (2) and replacing them with the words "second anniversary".

      3. The Company and Executive hereby ratify, confirm, adopt and approve the terms of the Original Agreement, except as amended by the terms of this Amendment.

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      PLEASE NOTE: BY SIGNING THIS AMENDMENT, THE EXECUTIVE IS HEREBY CERTIFYING
THAT THE EXECUTIVE (A) RECEIVED A COPY OF THIS AMENDMENT FOR REVIEW AND STUDY BEFORE EXECUTING IT; (B) READ THIS AMENDMENT CAREFULLY BEFORE SIGNING IT; (C)
HAD SUFFICIENT OPPORTUNITY BEFORE SIGNING THIS AMENDMENT TO ASK ANY QUESTIONS
THE EXECUTIVE HAD ABOUT THIS AMENDMENT AND RECEIVED SATISFACTORY ANSWERS TO ALL SUCH QUESTIONS; (D) UNDERSTANDS THE EXECUTIVE'S RIGHTS AND OBLIGATIONS UNDER
THIS AMENDMENT; AND (E) EXECUTED AND DELIVERED THIS AMENDMENT AT THE OFFICES OF THE COMPANY IN BRENTWOOD, TENNESSEE.


          EXECUTED AND EFFECTIVE as of the date first written above.

WITNESS:                                  DOANE PET CARE COMPANY


----------------------------------        ------------------------------
                                          Douglas J. Cahill
                                          President & CEO

WITNESS:                                  EXECUTIVE:


----------------------------------        ------------------------------
                                          Philip K. Woodlief